Capital World Bond Fund
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $39,545
------------------ --------------------------------
------------------ --------------------------------
Class B            $2,216
------------------ --------------------------------
------------------ --------------------------------
Class C            $2,509
------------------ --------------------------------
------------------ --------------------------------
Class F            $4,210
------------------ --------------------------------
------------------ --------------------------------
Total              $48,480
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $539
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $108
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $228
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $34
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $30
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $30
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $189
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $241
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $22
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,236
------------------ --------------------------------
------------------ --------------------------------
Total              $2,657
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.7800
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.6487
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.6530
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.7828
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.7718
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.6229
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.6308
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.7143
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.7671
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.6458
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.6713
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.7137
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.7933
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.8325
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            61,307
------------------ ----------------------------------
------------------ ----------------------------------
Class B            4,122
------------------ ----------------------------------
------------------ ----------------------------------
Class C            5,856
------------------ ----------------------------------
------------------ ----------------------------------
Class F            9,829
------------------ ----------------------------------
------------------ ----------------------------------
Total              81,114
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        1,086
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        230
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        565
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        65
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        84
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          52
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          575
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          445
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          203
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          1,657
------------------ ----------------------------------
------------------ ----------------------------------
Total              4,962
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $19.02
----------------------- -------------------------
----------------------- -------------------------
Class B                 $18.90
----------------------- -------------------------
----------------------- -------------------------
Class C                 $18.84
----------------------- -------------------------
----------------------- -------------------------
Class F                 $18.95
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $19.07
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $18.95
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $18.94
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $18.99
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $18.98
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $18.96
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $18.94
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $18.99
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $19.03
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $19.04
----------------------- -------------------------